Exhibit 8.1

SIGNIFICANT SUBSIDIARIES AND OTHER RELATED UNDERTAKINGS (AUDITED)
Significant subsidiaries and other related undertakings at December 31, 2022, are set out below. Significant subsidiaries are prefixed with [*] and each meets the threshold specified under Rule 1-02(w) of Regulation S-X. Shell’s percentage of share capital is shown to the nearest whole number. All subsidiaries have been included in the “Consolidated Financial Statements” on pages 216-287, and those held directly by the Company are marked with the footnote [a]. A number of the entities listed are dormant or not yet operational. Entities that are proportionately consolidated are identified by the footnote [b]. Shell-owned shares are ordinary (voting) shares unless identified with one of the following annotations against the company name: [c] Membership interest; [d] Partnership capital; [e] Non-redeemable; [f] Ordinary, Partnership capital; [g] Ordinary, Redeemable; [h] Ordinary, Redeemable, Non-redeemable; and [i] Redeemable, Non-redeemable.

Company by country of incorporation	Address of registered office	%
ARGENTINA
Bandurria Sur Investments S.A.	Avenida Pte. Roque Sáenz Pena 788, 2nd Floor, Ciudad de Buenos Aires, 1035	50
Shell Argentina S.A.	Avenida Pte. Roque Sáenz Pena 788, 2nd Floor, Ciudad de Buenos Aires, 1035	100
AUSTRALIA
1st Energy Pty Ltd	Level 4, 459 Little Collins Street, Melbourne, VIC 3000	30
Arrow Energy Holdings Pty Ltd	Level 39, 111 Eagle Street, Brisbane, QLD 4000	50
Austen & Butta Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
BC 789 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
BG CPS Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
BNG (SURAT) PTY. LTD.	Level 30, 275 George Street, Brisbane, QLD 4000	100
CCM Energy Solutions Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Condamine Power Station Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
E.R.M. Oakey Power Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Braemar 3 Power Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Braemar 3 Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Employee Share Plan Administrator Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Energy Solutions Holdings Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Financial Services Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Holdings Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Innovation Labs Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Land Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Neerabup Power Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power International Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Power Utility Systems Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ERM Wellington 1 Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
ESCO Pacific Holdings Pty Ltd	Level 4, 13 Cremorne Street, Richmond, VIC 3121	49
Gangarri Solar Farm Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Greensense Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Kondinin Renewables Holdings Pty Ltd ATF Kondinin Renewables Holdings Trust	C/- Foresight Australia Funds Management, Suite 3, Level 5, 20 Hunter Street, Sydney, 2000	50
Lumaled Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
NATURE BASED SOLUTIONS PTY LTD	Level 30, 275 George Street, Brisbane, QLD 4000	100
New South Oil Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
NewGen Neerabup Pty Ltd [b]	Infrastructure Capital Group, Level 15 Martin Place, Sydney, NSW 2000	50
NewGen Power Neerabup Pty Ltd [b]	Infrastructure Capital Group, Level 15 Martin Place, Sydney, NSW 2000	50
North West Shelf LNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Oakey Power Holdings Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
OME RESOURCES AUSTRALIA PTY. LTD.	Level 30, 275 George Street, Brisbane, QLD 4000	100
OVIDRIVE APPLABS PTY LTD	5 TULLY ROAD, EAST PERTH, 6004	42
Petroleum Resources (Thailand) Pty. Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Powermetric Metering Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Powershop Australia Pty Ltd	Level 15, 357 Collins Street, Melbourne, VIC 3000	100
Pure Energy Resources Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QCLNG Operating Company Pty Ltd [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
QCLNG Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100

QGC (B7) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Exploration) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC (Infrastructure) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Common Facilities Company Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 3 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 4 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 5 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 6 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 7 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 8 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Holdings 9 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Land Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Limited Partnership	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Midstream Services Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Northern Forestry Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Sales Qld Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 1 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling No.2 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 Tolling Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Train 2 UJV Manager Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Finance Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Holdings Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Investments Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
QGC Upstream Limited Partnership	Level 25, 275 George Street, Brisbane, QLD 4000	100
QUEENSLAND ELECTRICITY INVESTORS PTY. LTD.	Level 30, 275 George Street, Brisbane, QLD 4000	100
QUEENSLAND GAS COMPANY PTY LIMITED	Level 30, 275 George Street, Brisbane, QLD 4000	100
Richmond Valley Solar Thermal Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Roma Petroleum Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
SASF PTY. LTD.	Shell House, 562 Wellington Street, Perth, WA 6000	100
Select Carbon Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
SGA (Queensland) Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
SGAI Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Australia FLNG Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Australia Services Company Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC19) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Development (PSC20) Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy BESS 1 Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Certificate Trading Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Engineering Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Environmental Products Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Holdings Australia Limited	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell Energy Neerabup Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Oakey Power Holdings Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
SHELL ENERGY OPERATIONS NO. 2 HOLDINGS PTY LTD	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Operations No. 2 Pty Ltd	Level 15, 357 Collins Street, Melbourne, VIC 3000	100
Shell Energy Operations Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Power Developments Pty Ltd	QGC Limited, Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Power Generation Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Projects Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Retail Finance Pty Ltd	Level 15, 357 Collins Street, Melbourne, VIC 3000	100
Shell Energy Retail Markets Pty Ltd	Level 15, 357 Collins Street, Melbourne, VIC 3000	100
Shell Energy Retail Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Energy Wallerawang 9 BESS Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100

Shell Global Solutions Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Shell New Energies Australia Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell QGC Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Shell Tankers Australia Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Solpod Pty Ltd	c/o Jeffery Zivin, Unit 4, 4 George Street, Camberwell, VIC 3124	24
Sonnen Australia Pty Limited	Tenancy 6, Lionsgate Business Park, 180 Philip Highway, Elizabeth South, SA 5112	100
Starzap Pty Ltd	Level 30, 275 George Street, Brisbane, QLD 4000	100
Sunshine 685 Pty Limited	Level 30, 275 George Street, Brisbane, QLD 4000	100
Trident LNG Shipping Services Pty Ltd	Shell House, 562 Wellington Street, Perth, WA 6000	100
Walloons Coal Seam Gas Company Pty Limited [g]	Level 30, 275 George Street, Brisbane, QLD 4000	75
WestWind Energy Development Pty Ltd	Office 4, 17 Goode Street, Gisborne, VIC 3437	49
AUSTRIA
Next Kraftwerke AT GmbH	Franz-Josefs-Kai 27, Vienna, 1010	100
Salzburg Fuelling GmbH	Innsbrucker Bundesstrasse 95, Salzburg, 5020	33
SHELL AUSTRIA GESELLSCHAFT M.B.H.	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell Brazil Holding GmbH	Tech Gate, Donau-City-Str. 1, Vienna, 1220	100
Shell China Holding GmbH	Schulhof 6/1, Vienna, 1010	100
TBG Tanklager Betriebsgesellschaft m.b.H.	Rettenlackstrasse 3, Salzburg, 5020	50
Transalpine Ölleitung in Österreich GmbH	Kienburg 11, Matrei in Osttirol, 9971	19
BAHAMAS
Shell Bahamas Power Company Inc.	P.O. Box N4805, St. Andrew's Court, Frederick Street Steps, Nassau	100
Shell Western Supply and Trading Limited	GTC Corporate Services Limited, Sassoon House, Shirley Street & Victoria Avenue, Nassau	100
BARBADOS
Shell Trinidad and Tobago Resources SRL	One Welches, Welches, St. Thomas, BB22025	100
BELGIUM
Belgian Shell	Cantersteen 47, Brussels, 1000	100
New Market Belgium	Cantersteen 47, Brussels, 1000	100
Next Kraftwerke Belgium	Paleizenstraat 153 Rue des Palais, Gebouw/Bâtiment: Lustrerie, Brussels, 1030	100
Shell Catalysts & Technologies Belgium N.V.	Pantserschipstraat 331, Gent, 9000	100
Shell EV Charging Solutions Belgium	Borsbeeksebrug 34/1, Antwerpen, 2600	100
BERMUDA
Egypt LNG Shipping Limited	Clarendon House, 2 Church Street, Hamilton, HM 11	25
Gas Investments & Services Company Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	85
Qatar Shell GTL Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Sakhalin Energy Investment Company Ltd	Clarendon House, 2 Church Street, Hamilton, HM 11	28
Shell Holdings (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Markets (Middle East) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Oman Trading Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Petroleum (Malaysia) Ltd	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Saudi Arabia (Refining) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Shell Trust (Bermuda) Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
Solen Life Insurance Limited	3rd Floor Continental Building, 25 Church Street, Hamilton, HM 12	100
BOLIVIA
Pennzoil Bolivia S.A.	Abdon Saavedra n° 2265, Sopocachi, La Paz, -	100
BRAZIL
BG Comercio e Importacao Ltda.	Avenida das Republica do Chile 330, 23º Andar, Torre 2, Centro, Rio de Janeiro, 20031-170	100
BG Petroleo & Gas Brasil Ltda.	Avenida das Republica do Chile 330, 23º Andar (parte) - Torre 2, Centro, Rio de Janeiro, 20031-170	100
BRENERGY GERACAO SOLAR JANAUBA SPE II LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE III LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE IV LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE IX LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE V LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE VI LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE VII LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE VIII LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
Brenergy Geração Solar Janaúba SPE X Ltda.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE XI LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE XII LTDA	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
BRENERGY GERACAO SOLAR JANAUBA SPE XIII LTDA.	Área Rural de Janaúba, s/nº, State of Minas Gerais, Janaúba, 39.448-899	100
Heze Holding II LTDA	Av Republica do Chile 330, BLC 2 SAL 2301, Centro, Rio de Janeiro, 20031-170	100
Heze I Holding S.A.	No 330,Room 2301, Avenida República do Chile, Building 2, Rio de Janeiro, 20031-170	100

Marlim Azul Energia S.A.	Avenida Paulista, 1274, 8º andar, Conjunto 23, Sala B, Bela Vista, São Paulo, 01310-100	30
Pecten do Brasil Servicos de Petroleo Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2301, Centro, Rio de Janeiro, 20031-170	100
Raizen S.A.	Avenida das Almirante Barroso, nº 81, 36º Andar, Sala 36A104, Rio de Janeiro, 20031-004	44
Seapos Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2401, Centro, Rio de Janeiro, 20031-170	100
SHELL BRASIL PETROLEO LTDA.	Avenida República do Chile nº 330, Bloco 2, Sala 2001, Centro, Rio de Janeiro, 20031-170	100
Shell Brasil Renewables & Energy Solutions Ltda	Av Republica do Chile, 330 BLC 2 SAL 2401, Rio de Janeiro, 20031170	100
Shell Energy do Brasil Gás Ltda.	Avenida República do Chile nº 330, Bloco 2, Sala 2001, Centro, Rio de Janeiro, 20031-170	100
Shell Energy do Brasil Ltda.	Avenida Brigadeiro Faria Lima nº 3.311, Conjunto 82, Itaim Bibi, São Paulo, 04538-133	100
SHELL TRADING BRASIL LTDA	Avenida Brigadeiro Faria Lima, Itaim Bibi, Sao Paulo, 4538133	100
BRUNEI
Brunei LNG Sendirian Berhad	Lumut, Seria, KC2935	25
Brunei Shell Marketing Company Sendirian Berhad	Brunei Shell Petroleum Company, Sendirian Berhad, Seria, KB2933	50
Brunei Shell Petroleum Company Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	50
Brunei Shell Tankers Sendirian Berhad	Jalan Utara, Panaga, Seria, KB2933	25
Shell Borneo Sendirian Berhad	c/o BSP Head Office, NDCO Block, Ground Floor, Jalan Utara, Panaga Seria, KB3534	100
BULGARIA
Shell Bulgaria Ead	48, Sitnyakovo Blvd., Serdika Offices, 8th floor, Sofia, 1505	100
CAMBODIA
Angkor Resources Company Limited	186C, Street No. 155, N/A - Tuol Tumpung Muoy, Chamkar Mon, Phnom Penh	49
Shell Company of Cambodia Limited S.A.	Office No. 186 C, Street 155 Sangkat Toul Tumpoung I, Khan Chamkamorn, Phnom Penh	100
CANADA
10084751 Canada Limited	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
1745844 Alberta Ltd.	2100, 855 - 2nd Street S.W., Calgary, Alberta, T2P 4J8	50
7026609 Canada Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
7645929 Canada Limited	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Alberta Products Pipe Line Ltd.	5305 McCall Way N.E., Calgary, Alberta, T2E 7N7	20
Cansolv Technologies Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Coral Cibola Canada Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
FP Solutions Corporation	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	33
LNG Canada Development Inc. [b]	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	40
Sable Offshore Energy Inc.	1701 Hollis Street, Suite 1400, Halifax, Nova Scotia, B3J 3M8	33
SCL Pipeline Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
SFJ Inc.	199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario, M5L 1B9	50
Shell Americas Funding (Canada) Limited	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada BROS Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada Energy [c]	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada Limited	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada OP Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada Products	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Canada Services Limited	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Catalysts & Technologies Canada Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Chemicals Canada [c]	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Energy North America (Canada) Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Global Solutions Canada Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Quebec Limitée	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Shell Trading Canada [c]	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
Sun-Canadian Pipe Line Company Limited	830 Highway No. 6 North, Flamborough, Ontario, L0R 2H0	45
Trans-Northern Pipelines Inc.	45 Vogel Road, Suite 310, Richmond Hill, Ontario, L4B 3P6	33
Zeco Systems (Canada) Inc.	400 4th Avenue S.W, Calgary, Alberta, T2P 0J4	100
CAYMAN ISLANDS
Beryl North Sea Limited	Sterling Trust (Cayman) Limited, Whitehall House, 238 North Church Street, P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
BG EGYPT SA	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
BG Exploration and Production India Limited	Campbells, Floor 4, Willow House, Cricket Square, George Town, Grand Cayman, KY1-9010	100
Gas Resources Limited	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Schiehallion Oil & Gas Limited	Caledonian Trust (Cayman) Limited, Caledonian House, 69 Dr Roy's Drive P.O. Box 1043, George Town, Grand Cayman, KY1-1102	100
Shell Bolivia Corporation	Piccadilly Centre, 28 Elgin Avenue, Suite 201, P.O. Box 2570, George Town, Grand Cayman, KY1-1103	100
Shell North Sea Holdings Limited	Maples Corporate Services Limited, Ugland House, P.O. Box 309, George Town, Grand Cayman, KY1-1104	100
CHILE
Shell Chile S.A.	c/o Carey y Cia Abogados, Miraflores 222, Piso 28, Santiago	100
CHINA
Anhui Shell Energy Company Limited	Floor 23 China Life Insurance Anhui Financial Center, Luzhou Avenue, Baobinhu New Area, Hefei City, Anhui Province, Hefei, 230000	100

Beijing Shell Petroleum Company Ltd.	Unit 1101-1104, level 11, Building 1, No. 19 Chaoyang Park Road, Chaoyang District, Beijing, 100125	49
CHANGSHA YADI NEW ENERGY CO., LTD	No.723, Building A1, Chuanggu Industrial Zone, No.568 Queyuan Road, Tianxin District, Changsha, 410000	100
Chongqing Shell Energy Company Limited	No. 60, F7, No. 1 Building, Headquarter Park, Caijia Free Trade Zone, Shenghe Road, Beibei District, Chongqing	100
Climate Bridge (Shanghai) Ltd.	Room 609, building No. 1, No. 388 North Mu Hua Road, Fengxian Dist, Shanghai, 200120	49
CNOOC and Shell Petrochemicals Company Limited	Dayawan Petrochemical Industrial Park, Huizhou, Guangdong, 516086	50
DONGGUAN YADI CHARGING TECHNOLOGY CO., LTD	186, No.1, Floor 16, Donghua Building, No.5, Dongcheng E. Road, Gangbei Community, Dongche ng Sub-D, Dongguan, 523000	100
Fujian Xiangyu and Shell Petroleum Company Limited	Unit 604, 6/F, Building C, No. 3 Yunan Fourth Road, FTPZ Xiamen Sub-zone (Tariff-free Zone), Xiamen, 361000	49
GUANGZHOU YADI NEW ENERGY CO., LTD	Floor 3, No.3, Xicha Road, Shijing Street, Baiyun District, Guangzhou, 510000	100
Hebei Shell Oil Sales Co., Ltd	Unit 1502, Building A, Zhongchu Plaza, Xinhua District, Shijiazhuang, 050051	89
Hubei Shell Energy Company Limited	No.4,5,12/F, Unit A, Oceanwide International Center Office, 249 Huaihai Road, 187 Yunxia Road,CBD, Jianhan District, Wuhan, 430000	100
HUIZHOU YADI CHARGING TECHNOLOGY CO., LTD	Longshan 7th Road, Dayawan West Zone, Huizhou, 516083	100
Hunan Shell Energy Company Limited	Room 2407-2409, Building 15, Fangmaoyuan (Phase II), No. 1177 Huanhu Road, Yuelu District, Changsha, 410006	100
Infineum (China) Co. Ltd.	No. 1 Dongxin Road, Jiangsu Yangtze River International, Chemical Industry Park, Zhangjiagang, Jiangsu, 215600	50
Jiangsu Shell Energy Company Limited	Room 1801, Building 1, International Finance Center, No. 347, Jiangdong Middle Road, Jianye District, Nanjing, Jiangsu, 210019	100
Qingdao Shell Oil Co., Ltd.	NO.50 Donghai West Road, Shinan, District, Qingdao City, Shandong Provinc, qingdao, 266071	89
Shandong Shell Oil Co., Ltd.	51, 27th Floor, Block A, Shandong Chamber of Commerce Building, Weier Road, Shizhong District, Shandong Province, Jinan, 250001	89
Shanghai Shenergy and Shell New Energy Company Limited	Block 10, No.860 Xinyang Road, Lingang Special Area, pilot free trade zone, Shanghai, 201413	50
SHAOGUAN YADI CHARGING TECHNOLOGY CO., LTD	No.3, Lingnan Road, East Suburban Area, Zhenjiang District, Shaoguan, 512023	100
Shell (Beijing) Real Estate Consulting Ltd.	Unit 01, 32/F, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Limited	30/F Unit 01-02, No. 16 Building, No. 1 Courtyard, Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (China) Projects & Technology Limited	Unit 01-08, Level 31, No. 16 Building, No. 1 Jian Guo Men Wai Avenue, Chaoyang District, Beijing, 100004	100
Shell (Shanghai) Petroleum Company Limited	8/F, No. 818 Shenchang Road, Minhang District, Shanghai, 201107	100
Shell (Shanghai) Technology Limited	Building 4, Jin Chuang Building, No. 4560, Jin Ke Road, Pilot Free Trade Zone, Shanghai	100
Shell (Tianjin) Lubricants Company Limited	North to Gang Bei Road and East to Hai Gang Road, Nangang Industrial Zone, Tianjin Economic-Technological Development Area, Tianjin, 300280	100
Shell (Tianjin) Oil and Petrochemical Company Limited	No. 286 Nansan Road, Tianjin Harbour Nanjiang Dev. Zone, Tanggu, Binhai NewDistrict, Tianjin, 300452	100
Shell (Zhejiang) Petroleum Trading Limited	No. 1 Wangjiaba, Xinmiaozhi Village, Puyuan Town, Tongxiang, Jiaxing, Zhejiang, 314502	100
Shell (Zhuhai) Lubricants Company Limited	Nanjin Wan, Gaolan Dao, Gaolan Harbour Economic Zone, Zhuhai, 519050	100
Shell Energy (China) Limited	Room 530, 5th Floor, Building 1, No. 239 Gang'ao Road, China (Shanghai) Free Trade Zone, Shanghai, 200137	100
Shell Management and Consulting Company Limited	8/F, Building 1, No. 818 Shenchang Road, Minhang District, Shanghai, 201106	100
Shell North China Petroleum Group Co., Ltd.	Room 518, 5th Floor, Office Building, Tianjin Food Group Company Ltd, No. 96, Qixiangtai Road, Hexi District, Tianjin, 300074	49
Shell Road Solutions (Zhenjiang) Co. Ltd	No. 68 Xianiejia, Dagang, Zhenjiang New District, Zhenjiang, 212132	100
Shell Road Solutions Xinyue (Foshan) Co. Ltd.	Baisha, Hekou, Sanshui District, Foshan, Guangdong, 528133	60
Shell Ventures Company Limited	8/F, Building 1, No. 818 Shenchang Road, Minhang District, Shanghai, 201106	100
Shenzhen BYD Electric Vehicle Investment Company Limited	Shenzhen,Guangdong, Shenzhen, 518118	80
Sinopec and Shell (Jiangsu) Petroleum Marketing Company Limited	No. 100, Xingang Dadao, Nanjing Economic and Technological Development Zone, Nanjing, Jiangsu, 210000	40
Suzhou Liyuan Retail Site Management Co., Ltd.	No. 358 Zhuhui Road, Suzhou, 215000	50
Suzhou Yiwei NewEnergy Technology Company Limited	Room 611,6th Floor, Building B, Vitality Business Square, 185 Jumao Street, Xiangcheng, Suzhou, 215100	100
Wuhu Shell Energy Company Limited	Runxiang Business Center A707D, ZheLu Street, JingHu District, Wuhu, 241000	100
XI'AN YADI CHARGING TECHNOLOGY CO., LTD	Office Building, No.2, Yadi Road, Xiliu Jieban Xinxing Industrial Park, High-Tec h Zone, Xian, 710000	100
Yanchang and Shell (Guangdong) Petroleum Co., Ltd.	39th Floor, Leatop Plaza, No. 32 East Zhujiang Road, Zhujiang New Town, Tianhe District, Guangdong, 510623	49
Yanchang and Shell (Sichuan) Petroleum Company Limited	23F, Yanlord Square, Section 2, Renmin South Road, Chengdu, Sichuan, 610016	45
Yanchang and Shell Petroleum Company Limited	18th Floor, Tower 1, Yongli International Finance Centre, Jinye No. 1 Road, High-tech District, Xi'an, 710075	45
Zhangjiakou City Transport and Shell New Energy Co., Ltd	Building No. 2, Hebei Guokong Northern Silicon Valley High-tech New City, No. 28 East Zhanqian Street, Qiaodong District, Zhangjiakou, 075000	48
Zhejiang Shell Energy Development Company Limited	Rm 1503, Building 2, Plaza of ZBA, No. 939 Minhe Road, Ningwei Street, Xiaoshan, Hangzhou, Zhejiang, 311215	100
Zhejiang Shell Fuels Company Limited	Room 2103, North Tower, Yefeng Modern Center, No. 161, Shaoxing Road, Xiacheng District, Hangzhou, Zhejiang, 310004	49
Zhejiang Shell Oil and Petrochemical Company Limited	The Port of Zhapu, Jiaxing Municipality, Zhejiang, 314201	100
COLOMBIA
Shell Colombia S.A.	Calle 90 No. 19 - 41, Oficina 702- Edificio Quantum, Bogotá, 452	100
Shell Comercializadora Colombia S.A.S.	Calle 90 No. 19 - 41, Oficina 702- Edificio Quantum, Bogotá, 452	100
CÔTE D'IVOIRE
Cote d'Ivoire GNL	14, Blvd Carde, Imm. Les Heveas, Plateau, Abidjan, BP V 194	13
CYPRUS

Rosneft-Shell Caspian Ventures Limited	Metochiou str, 37, Agios Andreas, Nicosia, CY-1101	49
CZECH REPUBLIC
Shell Czech Republic a.s.	Antala Staška 2027/77, Prague, 140 00	100
DENMARK
DCC & Shell Aviation Denmark A/S	Nærum Hovedgade 8, Naerum, 2850	49
Shell EP Holdingselskab Danmark ApS	c/o Bjørnholm Law, Strandvejen 60, Copenhagen, Hellerup, 2900	100
TetraSpar Demonstrator ApS	Bredgade 30, København K, 1260	66
EGYPT
Burullus Gas Company S.A.E. [b]	28 Road 270, Maadi, Cairo	25
El Behera Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	36
IDKU Natural Gas Liquefaction Company S.A.E.	City of Rashid, El Behera Governorate	38
Rashid Petroleum Company S.A.E. [b]	38 Street No. 270, Maadi, Cairo	50
Shell Egypt Trading	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
Shell Lubricants Egypt	Business View Building, No. 79, 90 Street (South), Fifth Settlement- New Cairo, Cairo, 11835	100
The Egyptian LNG Company S.A.E.	City of Rashid, El Behera Governorate	36
THE EGYPTIAN OPERATING COMPANY FOR NATURAL GAS LIQUEFACTION PROJECTS S.A.E.	City of Rashid, El Behera Governorate	36
EL SALVADOR
Shell Química de El Salvador S.A.	Blvdlos Proceres Frentea Reparto, Los Heroes, E/s Shell Monumental, San salvador, Sv	100
FINLAND
Shell Aviation Finland Oy	Teknobulevardi 3-5, Vantaa, 01530	100
FRANCE
Airefsol Energies	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 2	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 8	10 place de Catalogne, Paris, 75014	67
Airefsol Energies 9	10 place de Catalogne, Paris, 75014	67
Avitair SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Centrale Photovoltaïque Bouches-du-Rhône 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Haute-Vienne 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Landes 1	10 place de Catalogne, Paris, 75014	100
Centrale Photovoltaïque Var 1	10 place de Catalogne, Paris, 75014	100
Centrales Next S.A.S	75 avenue Parmentier, Paris, 75544	100
Eolfi Offshore France	10 place de Catalogne, Paris, 75014	10
Eolfi SAS	10 place de Catalogne, Paris, 75014	100
Ferme Eolienne Flottante de Groix & Belle-Ile	10 place de Catalogne, Paris, 75014	30
Ferme Eolienne Flottante Stenella Rhône	10 place de Catalogne, Paris, 75014	100
Groupement Pétrolier Aviation SNC	Aéroport Roissy Charles de Gaulle, Zone de Frêt 1, 3 Rue des Vignes, Tremblay-en-France, 93290	20
Infineum France	Chemin départemental 54, Berre-L'Etang, 13130	50
Parc Eolien Aisne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Corrèze 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Côtes Armor 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien de la Vrine	10 place de Catalogne, Paris, 75014	100
Parc Eolien De Mervent	10 place de Catalogne, Paris, 75014	100
Parc Eolien Haute-Saône 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien HM1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Jura 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Marne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Oise 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Somme 2	10 place de Catalogne, Paris, 75014	100
Parc Eolien Yonne 1	10 place de Catalogne, Paris, 75014	100
Parc Eolien Yonne 2	10 place de Catalogne, Paris, 75014	100
Service Aviation Paris SNC	Orly Sud No. 144 - Bat. 438, Orly Aerogares, 94541	33
Shell EV Charging Solutions France SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Shell France SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Shell Retraites SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Société de Gestion Mobilière et Immobilière SAS	Tour Pacific, 11/13 Cours Valmy - La Défense, Puteaux, 92800	100
Soc. de. Part. Dans "SPITP" Sarl	135, bd Bineau, neuilly sur seine, F - 92200	53
Ste du Pipeline Sud Européen S.A.	route d'Arles, La Fenouillère, Fos-sur-Mer, 13270	21
GERMANY
AGES Maut System GmbH & Co. KG	Berghausener Straße 96, Langenfeld, 40764	25
BEB Erdgas und Erdoel GmbH & Co. KG [b]	Vahrenwalder Strasse 238, Hannover, 30179	33

BEB Holding GmbH [b]	Caffamacherreihe 5, Hamburg, 20355	50
Carissa Einzelhandel- und Tankstellenservice GmbH & Co. KG	Willinghusener Weg 5 D-E, Oststeinbek, 22113	100
Carissa Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
CRI Deutschland GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Deutsche Infineum GmbH & Co. KG	Neusser Landstraße 16, Köln, 50735	50
Deutsche Shell Holding GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Shell Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Deutsche Transalpine Oelleitung GmbH	Paul Wassermann Str. 3, Munich, 81829	19
Energeticum Energiesysteme GmbH	St.-Leonhard-Straße 26, Balzhausen, 86483	100
Enersol GmbH	Einsteinstr. 47, Vaihingen, 71665	100
Erdoel-Raffinerie Deurag-Nerag GmbH	Vahrenwalder Strasse 238, Hannover, 30179	33
euroShell Deutschland GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	100
euroShell Deutschland Verwaltungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
H2 Mobility Deutschland GmbH and Co. KG	EUREF-Campus 10-11, Berlin, 10829	27
Infineum Deutschland Verwaltungsgesellschaft mbH	Neusser Landstraße 16, Köln, 50735	50
Mineraloelraffinerie Oberrhein Verwaltungs GmbH	DEA-Scholven-Str., Karlsruhe, 76187	32
Next Kraftwerke GmbH	Lichtstraße 43g, Koeln, 50825	100
Nord-West Oelleitung GmbH [b]	Zum Oelhafen 207, Wilhelmshaven, 26384	20
Oberrheinische Mineraloelwerke GmbH [b]	DEA-Scholven-Str., Karlsruhe, 76187	42
OLF Deutschland GmbH	Brook 2,Block H, Hamburg, 20457	50
PCK Raffinerie GmbH [b]	Passower Chaussee 111, Schwedt/Oder, 16303	38
Rheinland Kraftstoff GmbH	Auf dem Schollbruch 24-26, Gelsenkirchen, 45899	100
Rhein-Main-Rohrleitungstransportgesellschaft mbH [b]	Godorfer Hauptstrasse 186, Köln, 50997	63
SBRS GmbH	Hünxer Straße 149, Dinslaken, 46537	100
Shell Catalysts & Technologies Leuna GmbH	Am Haupttor, Bau 8322, Leuna, 06237	100
Shell Deutschland Additive GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Deutschland Wasserstoff GmbH	Suhrenkamp 71- 77, Hamburg, 22335	100
Shell Energy Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Energy Retail GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Beteiligungsgesellschaft mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Erdgas Marketing GmbH & Co. KG	Suhrenkamp 71 - 77, Hamburg, 22335	67
Shell Erdoel und Erdgas Exploration GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell EV Charging Solutions Germany GmbH	Wattstraße 11, Berlin, 13355	100
Shell Exploration and Development Libya GmbH I	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Colombia GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration and Production Libya GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration et Production du Maroc GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Exploration New Ventures One GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Global Solutions (Deutschland) GmbH	Hohe-Schaar-Straße 36, Hamburg, 21107	100
Shell Hydrogen Deutschland GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Tunisia Offshore GmbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Shell Verwaltungsgesellschaft für Erdgasbeteiligungen mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Sonnen eServices Deutschland GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen eServices GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
Sonnen Holding GmbH	Am Riedbach 1, Wildpoldsried, 87499	100
SPNV Deutschland Beteiligungsges. mbH	Suhrenkamp 71 - 77, Hamburg, 22335	100
Toll4Europe GmbH	Französische Straße 33 a-c, Berlin, 10117	15
Ubimeter GmbH	EUREF-Campus 7-8, Berlin, 10829	100
Ubitricity Gesellschaft für verteilte Energiesysteme mbH	EUREF-Campus 7-8, Berlin, 10829	100
Wasserbeschaffungsverband Wesseling-Hersel	Bruehler Str. 95, Wesseling, 50389	35
GHANA
Shell Energy Ghana Limited	8th Floor, One Airport Square, Airport Bypass Road, Airport, Accra, GL-126-6169	100
GIBRALTAR
Shell LNG Gibraltar Limited	57/63 Line Wall Road, P.O. Box 199, Gibraltar	51
GREECE
Shell & MOH Aviation Fuels A.E.	151 Kifisias Ave., Marousi, Athens, 15124	51
GUAM
Shell Guam Inc.	643 Chalan San Antonio, Suite 100, Tamuning, GU 96911	100
HONG KONG
AFSC Operations Limited	3 Scenic Road, Chek Lap Kok, Lantau	11

AFSC Refuelling Limited	3 Scenic Road, Chek Lap Kok, Lantau	11
Fulmart Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Hong Kong Response Limited	Esso Tsing Yi Terminal, Lot 46 Tsing Yi Road, Tsing Yi Island, New Territories	25
Ocean Century Tf Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Developments (HK) Limited [g]	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Hong Kong Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Korea Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
Shell Macau Limited	35/F AIA Kowloon Tower, Landmark East, 100 How Ming Street, Kwun Tong, Kowloon	100
HUNGARY
Shell Hungary Trading close Company Limited by shares	Bocskai út 134-146., Budapest, 1113	100
INDIA
Amrut Nature Solutions Private Limited	EnKing Embassy, Plot 48, Scheme 78 Part-2, Vijay Nagar, Indore, 452010	49
BG India Energy Private Limited	301 World Trade Tower, Barakhamba Lane, New Delhi, 110001	100
BG India Energy Services Private Limited	301 World Trade Tower, Barakhamba Lane, New Delhi, 110001	100
BG India Energy Solutions Private Limited	301 World Trade Tower, Barakhamba Lane, New Delhi, 110001	100
BG LNG Regas India Private Limited	3-C World Trade Tower, New Barakhamba Lane, New Delhi, 110001	100
Greenlots Technology India LLP	Platina Tower MG Road, Near Sikandarpur Metro Station, Section, Haryana, Gurugram, 122001	100
Hazira Port Private Limited	Office No 2008, Westgate - D Block, Nr YMCA Club, S.G.Highway, Makarba, Ahmedabad, Gujarat, 380051	100
Machine Max India Private Limited	8-2-293/82/A/732 Sasi Icon, Road no.36, Jubilee Hills, Hyderabad, Telangana, 500033	100
Shell Energy India Private Limited	Office No 2008, Westgate - D Block, Nr YMCA Club, S.G.Highway, Makarba, Ahmedabad, Gujarat, 380051	100
Shell Energy Marketing and Trading India Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell India Markets Private Limited	2nd floor, Campus 4A, RMZ Millenia Business Park II, 143 Dr MGR Road, Kandhanchavady, Perungudi, Chennai, TN 600096	100
Shell MRPL Aviation Fuels and Services Limited	102, Prestige Sigma, Vittal Mallya Road, Bangalore, 560001	50
Shell Pahal Social Welfare Association	7, Bangalore Hardware Park, Devanahalli Industrial Park, Mahadeva-Kodigehalli, Bangalore, 562149	100
Sprng Energy Private Limited	Unit No FF, First Floor, Omaxe Square, Plot No.14, Jasola District Centre, New Delhi, 110025	100
Tiki Tar and Shell India Private Limited	Tiki Tar Industries Village Road, Near Bhandup village, Bhandup West Mumbai, Mumbai, MH 400078	50
INDONESIA
PT EcoOils Jaya Indonesia	Wisma GKBI, 39th Floor, Jl. Jenderal Sudirman Kav. 28, Bendungan Hilir, Tanah Abang, Central Jakarta, 61151	90
PT. Gresik Distribution Terminal	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT Shell LNG Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Manufacturing Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
PT. Shell Solar Indonesia	Talavera Office Park 22-26th Floor, Jl. Letjen. TB Simatupang Kav. 22-26, Jakarta Selatan, Jakarta, 12430	100
IRAQ
Basrah Gas Company	Khor Al Zubair, Basrah	44
IRELAND
Asiatic Petroleum Company (Dublin) Limited	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Emerald Offshore Wind Limited	Woodbine Hill, Youghal, County Cork, P36 NW52	51
Irish Shell Trust Designated Activity Company	1st Floor, Temple Hall, Temple Road, Blackrock, Co. Dublin, A94 K3K0	100
Shell and Topaz Aviation Ireland Limited	Suite 7 Northwood House, Northwood Business Park, Santry, Dublin, 9	50
Western Star Wind Limited	Woodbine Hill, Youghal, County Cork, P36 NW52	51
ISLE OF MAN
Petrolon Europe Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Petrolon International Limited	First Names House, Victoria Road, Douglas, IM2 4DF	100
Shell Marine Personnel (I.O.M.) Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
Shell Ship Management Limited	Euromanx House, Freeport, Ballasalla, IM9 2AP	100
ISRAEL
Ravin AI Ltd.	Derech Aba Hilel 16, Ramat Gan, 5250608	36
ITALY
Alle S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Anagni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Aquila S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Barberio S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Baroni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Baroninuovi S.r.l	Galleria Vintler 17, Bolzano, 39100	100
BG Italia Power S.r.l	Via Tortona 25, Milano, 20144	100
Bonacaro S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Carlucci S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Centrali Next Srl	Via Clelia Bertini Attilj 34/D, Rome, 00137	100
Colangelo S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Depalma S.r.l.	Galleria Vintler 17, Bolzano, 39100	100

Development S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Dimassa S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Elios Energy S.r.l.	Via Vittorio Veneto, 137, Rovigo, 45100	100
Guarini S.r.l.	Galleria Vintler 17, Bolzano, 39100 AVV	100
Infineum Italia S.R.L.	Strada di Scorrimento 2, Vado Ligure, Savona, 17047	50
Marco Polo Solar 2 S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Marco Polo Solar S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Mesagne S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
MSTS Consorzio [c]	via Giovanni Giolitti, Torino, 10123	100
Natuzzi S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Ottobiano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Paliano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Ramacca Solar S.R.L	Via Vittor Pisani 16, Milano, 20124	100
Ricchiuti S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Rotello S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sanfrancesco S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sardinia Solar Energy S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Sasso S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Serracapriola S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Shell Energy Italia S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell Fleet Solutions Consorzio	Via Susa 40, Torino, 10138	100
Shell International Exploration and Development Italia S.p.A.	Piazza San Silvestro 8, Rome, 00187	100
Shell Italia E&P S.p.A.	Piazza San Silvestro 8, Rome, 00187	100
Shell Italia Holding S.p.A.	Via Vittor Pisani 16, Milano, 20124	100
Shell Italia Oil Products S.R.L.	Via Vittor Pisani 16, Milano, 20124	100
Shell Mobility Italia S.r.l.	Via Vittor Pisani 16, Milano, 20124	100
Sicilia S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Societa Italiana per l'Oleodotto Transalpino S.p.A.	Via Muggia #1, San Dorligo della Valle, Trieste, 34147	19
Societa' Oleodotti Meridionali S.p.A.	Via Giorgio Ribotta 51, Rome, 00144	30
Solar-Konzept Italia S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Sonnen eServices Italia S.R.L.	Via Autostrada 32, Bergamo, 24126	100
Sonnen S.R.L.	Via Autostrada 32, Bergamo, 24126	100
Suncore 5 Amaranto 1 S.r.l.	Contrada San Giovanni in Golfo 140, Campobasso, 86100	100
Teodoro S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Tuturano S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Vulci S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
Zamboni S.r.l.	Galleria Vintler 17, Bolzano, 39100	100
JAPAN
AJIGASAWA OFFSHORE WIND POWER GENERATION K.K	Sumitomo Fudosan Onarimon-ekimae Bldg, 6-17-21, Shimbashi, Minato-Ku, Tokyo, 105-0004	50
CO2-free Hydrogen Energy Supply-chain TRA	7F Kokuryu Shiba Koen Building 2-6-15, Shiba Koen, Minato-ku, Tokyo, 105-0011	25
Fukuoka Offshore Wind Power No. 1 K.K	2-1-13, Motoazabu, Minato-ku, Tokyo, 106-0046	80
K.K. Red and Yellow	13F Fukoku Seimei Building, 2-2-2 Uchisaiwai-cho, Chiyoda-ku, Tokyo, 100-0011	100
K.K. SVC Tokyo	4052-2 Nakatsu, Aikawa-cho, Aiko-gun, Kanagawa, 243-0303	100
Nagaoka Power Generation Limited	1-11-1 Marunouchi, Chiyoda-ku, Tokyo, 100-0005	100
Next Kraftwerke Toshiba Corporation	72-34, Horikawa-cho, Saiwai-ku, Kawasaki, Kawasaki, 212-8585	49
Sakhalin LNG Services Company Ltd.	2-3, Kanda, Awaji-cho, Chiyoda-ku, Tokyo, 101-0063	50
Shell Japan Limited	12F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-Ku, Tokyo, 100-6216	100
Shell Lubricants Japan K.K.	12F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-ku, Tokyo, 100-6212	100
Shell Solar Japan G.K.	Kuwano Building 2F, Shibuya-ku, Tokyo, 23-4Jingumae 6-chome	100
Sonnen Japan Kabushiki Kaisha	12F Pacific Century Place Marunouchi, 1-11-1, Marunouchi, Chiyoda-Ku, Tokyo, 100-6216	100
Y.K. Nishi-Kobe Bosai Center	1-1-5 Wakamiya-cho, Suma-ku, Kobe-shi, Hyogo, 654-0049	33
JERSEY
Shell Service Station Properties Limited	13 Castle Street, St Helier, JE1 1ES	100
KENYA
Shell Bitumen East Africa Limited	Lr 209/4266 Kampala Road,, P.O. Box 46644, Nairobi, 00100	100
Shell Chemicals East Africa Limited	Shell & BP House,, Harambee Avenue, P.o. Box 43561, Nairobi, 00100	100
LUXEMBOURG
Denham International Power SCSp [d]	412F, route d'Esch, Luxembourg, L-2086	32
Shell Finance Luxembourg Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8069	100
Shell Luxembourgeoise Sarl	7, Rue de l'Industrie, Bertrange, Luxembourg, L-8005	100
MACAO
Shell Macau Petroleum Company Limited	876 Avenida da Amizade, Edificio Marina Gardens, Room 310, 3rd Floor	100

MALAYSIA
Bonuskad Loyalty Sdn. Bhd. [g]	Level 8, Symphony House, Block D13, Pusat Dagangan Dana 1, Jalan PJU 1A/46, Petaling Jaya/Selangor Darul Ehsan, 47301	33
EcoInnovation Sdn. Bhd.	Lot 303, Jalan Pekeliling, Pasir Gudang Industrial Estate, 81700 Pasir Gudang, Johor, 81700	100
EcoOils (Negeri Sembilan) Sdn. Bhd.	Lot No. 303, Jalan Pekeliling, Pasir Gudang Industrial Estate, 81707 Pasir Gudang, Johor, 81707	100
EcoOils Sdn. Bhd.	Suite 9D, Level 9, Menara Ansar, 65 Jalan Trus, 80000 Johor Bahru, Johor, 80000	100
IOT Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	7
Kebabangan Petroleum Operating Company Sdn. Bhd. [b]	Suite 13.03, 13 Floor, Menara Tan & Tan, 207 Tun Razak, Kuala Lumpur/Federal Territory, 50400	30
P S Pipeline Sendirian Berhad	Level 30, Tower 1, Petronas Twin Towers, KLCC, Kuala Lumpur/Federal Territory, 50088	50
P S Terminal Sendirian Berhad	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	35
Pertini Vista Sdn. Bhd.	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Pixelbyte Sdn Bhd	Wisma Goshen, 2nd Floor, 60, 62 & 64, Jalan SS22/21, Damansara Jaya, 47400 Petaling Jaya, Selangor, Petaling Jaya, 47400	50
Provista Ventures Sdn. Bhd.	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Sarawak Shell Berhad	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Shell Business Service Centre Sdn. Bhd.	Level 11, 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, 50470 Kuala Lumpur, Malaysia, Kuala Lumpur, 50470	100
Shell Global Solutions (Malaysia) Sdn. Bhd.	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Shell Malaysia Trading Sendirian Berhad	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Shell MDS (Malaysia) Sendirian Berhad	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	72
Shell New Ventures Malaysia Sdn. Bhd. [g]	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Shell People Services Asia Sdn. Bhd.	Level 11, 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, 50470 Kuala Lumpur, Malaysia, Kuala Lumpur, 50470	100
Shell Sabah Selatan Sendirian Berhad	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	100
Shell Timur Sdn. Bhd.	Level 11, Menara TH 1 Sentral, Jalan Rakyat, Kuala Lumpur Sentral, Wilayah Persekutuan, Kuala Lumpur, 50470	70
Shell Treasury Malaysia (L) Limited	Kensington Gardens, No. U1317, Lot 7616, Jalan Jumidar Buyong, Labuan F.T., 87000	100
Tanjung Manis Oil Terminal Management Sdn. Bhd.	Lot 7689 and Lot 7690, Section 64, Kuching Town Land District, Jalan Pending, Kuching, Sarawak, 93450	14
MAURITIUS
BG Mauritius LNG Holdings Ltd	6th Floor, Tower A, 1 Cybercity, Ebene, 72201	100
BG Mumbai Holdings Limited	C/O Ocorian Corporate Services Ltd, 6th Floor Tower A, 1 Cybercity, Ebene	100
Pennzoil Products International Company	33 Edith Cavell Street, Port Louis, 11324	100
Solenergi Power Private Limited	Les Cascades Edith Cavell Street, Port Louis	100
MEXICO
Comercial Importadora S.A. De C.V.	Prolongacion Paeso De La Refoma No. 600, Santa Fe, Alvaro Obregón, Ciudad de México, 1210	50
Concilia Asesores y Servicios, S.A. de C.V.	Guillermo González Camarena No. 400, Santa Fe, lvaro Obregón, Ciudad de México, 1210	50
Gas Del Litoral, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	75
Mega Gasolineras SA de CV	Avenida Cerro Gordo del Campestre, number 201, interior 202, of Colonia Las Quintas, León, Guanajuato, 37125	50
Shell Energy Mexico, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Exploracion y Exrtraccion de Mexico, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México Gas Natural, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Servicios México, S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Solutions Mexico S.A. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
Shell Trading México, S. de R.L. de C.V.	Avenida Paseo de las Palmas 340, 1st floor, Colonia Lomas de Chapultepec, Delegación Miguel Hidalgo, Ciudad de México, 11000	100
NETHERLANDS
Aecorsis B.V.	Laarderhoogtweg 18, Amsterdam, 1101 EA	23
Amsterdam Schiphol Pijpleiding Beheer B.V.	Amsterdamseweg 55, 1182 GP Amstelveen, P.O. Box 75650, Luchthaven Schiphol, 1118 ZS	40
Attiki Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.R.E. B.V.	Weena 505, Rotterdam, 3013 AL	100
B.V. Dordtsche Petroleum Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
B.V. Petroleum Assurantie Maatschappij	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil E&P 12 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Brazil Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG GAS INTERNATIONAL HOLDINGS BV	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

BG Gas Netherlands Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BG Gas Sao Paulo Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
BJS Oil Operations B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	80
BJSA Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Blauwwind II C.V. [d]	Weena 70, Rotterdam, 3012 CM	20
Blauwwind Management II B.V.	Weena 70, Rotterdam, 3012 CM	20
BlueAlp Holding B.V.	Voorstraat 67, Groot-Ammers, 2964 AJ	21
Bogstone Holding B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	51
Caspi Meruerty Operating Company B.V. [b]	Muiderstraat 1, Amsterdam, 1011 PZ	40
Chosun Shell B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Cicerone Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	51
CrossWind Beheer B.V. [b]	Hofplein 20, Rotterdam, 3032AC	80
Crosswind C.V. [b] [d]	Hofplein 20, Rotterdam, 3032AC	80
Ellba B.V. [b]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Ellba C.V. [b] [d]	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	50
Energiepark Pottendijk B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Euroshell Cards B.V.	Weena 505, Rotterdam, 3013 AL	100
Gasterra B.V.	P.O. Box 477, Groningen, 9700 AL	25
Geocombinatie Leeuwarden B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	30
Guara B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	30
HKN LP 1 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 2 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 3 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
HKN LP 6 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Iara B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	4
iLNG B.V.	Wijnand van Arnhemveg 8, Oosterbeek, 6862 XM	28
Infineum Holdings B.V.	Herikerbergweg 238, Amsterdam, 1101 CM	50
Integral Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Investancia Group B.V. [b]	Stationsplein 45, 4th floor, Rotterdam, 3013 AK	30
Jordan Oil Shale Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Karachaganak Petroleum Operating B.V. [b]	Strawinskylaan 1345, Amsterdam, 1077 XX	29
KE STP Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
KE Suriname B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Lapa Oil & Gas B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	30
Libra Oil & Gas B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	20
LNG Shipping Operation Services Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Loyalty Management Netherlands B.V.	Polaris Avenue 81, P.O. Box 2047, Hoofddorp, 2132 JH	40
Maasvlakte Olie Terminal C.V. [d]	Europaweg 975, Maasvlakte, Rotterdam, 3199 LC	16
MS Europe B.V.	Volmerlaan 5, Rijswijk, 2288 GC	100
Multi Tank Card B.V.	Antareslaan 39, P.O. Box 3068, Hoofddorp, 2132 JE	30
N.V. Rotterdam-Rijn Pijpleiding Maatschappij [b]	Butaanweg 215, Vondelingplaat, Rotterdam, 3196 KC	56
NAM Offshore B.V.	Schepersmaat 2, Assen, 9405 TA	25
Nederlandse Aardolie Maatschappij B.V.	Schepersmaat 2, Assen, 9405 TA	50
Netherlands Alng Holding Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Next Kraftwerke Benelux B.V.	Graaf Engelbertlaan 75, Breda, 4837DS	100
Noordzeewind B.V.	Carel van Bylandtlaan 30, Gravenhage, 2596 HR	100
Noordzeewind C.V. [d]	2e Havenstraat 5b, Ijmuiden, 1976 CE	100
North Caspian Operating Company N.V. [b]	Oostduinlaan 2, The Hague, 2596 JM	17
Paqell B.V.	Reactorweg 301, unit 1.3, Utrecht, 3542 AD	50
Portfolio Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Pottendijk Energie B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Pottendijk Wind B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Pottendijk Zon B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
POWER LINE UTILISING GRID B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
PTC Kampen B.V.	Voorstraat 67, Groot-Ammers, 2964AJ	80
Raffinaderij Shell Mersin N.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
RESCO B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Rotterdam Hydrogen Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Salym Petroleum Development N.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell & AMG Recycling B.V [d]	Strawinskylaan 1343, Amsterdam, 1077 XX	50

Shell Abu Dhabi B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Additives Holdings (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Albania Block 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell and Vivo Lubricants B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Shell Brazil Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Business Development Central Asia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Caspian Pipeline Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Chemicals Europe B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell China B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell China Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Borneo B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Deepwater Tanzania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Development Iran B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Downstream Services International B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell E and P Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Egypt N.V. [e]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Energy Retail B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell EP Holdings (EE&ME) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Middle East Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (III) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Russia Investments (V) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Somalia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EP Wells Equipment Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell EV Charging Solutions B.V.	Rigakade 20, Amsterdam, 1013 BC	100
Shell Exploration and Production (100) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (101) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (102) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (103) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (107) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (82) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (84) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (89) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (92) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (93) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (94) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (96) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (99) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LVIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXVI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXI) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production (LXXV) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Brunei B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C10) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Mauritania (C19) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Services (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production South Africa B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (I) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production Ukraine Investments (II) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration and Production West-Siberia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (RF) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Company (West) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

Shell Exploration Company B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Exploration Venture Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Finance (Netherlands) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas & Power Developments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas (LPG) Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Iraq B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Nigeria B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Gas Venezuela B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Generating (Holding) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Geothermal B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions (Eastern Europe) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Global Solutions Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 1 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 2 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 3 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 6 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-A LP 7 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 1 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 2 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 3 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 4 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 6 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell HKW-B LP 7 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Hydrogen Operations & Production BV	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Information Technology International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Integrated Gas Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell International Exploration and Production B.V.	Carel van Bylandtlaan 16, The Hague, 2596 HR	100
[*] Shell International Finance B.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internationale Research Maatschappij B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Internet Ventures B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Petroleum Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Iraq Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kazakhstan Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Kuwait Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Bunkering B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell LNG Port Spain B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Low Carbon Fuels B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Lubricants Supply Company B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell Manufacturing Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Mozambique B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell MSPO 2 Holding B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Namibia Upstream B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nanhai B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Nederland Chemie B.V. [g]	Chemieweg 25, P.O. Box 6060, Moerdijk, 4780 LN	100
Shell Nederland Raffinaderij B.V.	Vondelingenweg 601, Vondelingenplaat, Rotterdam, 3196 KK	100
Shell Nederland Verkoopmaatschappij B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell Netherlands Canada Financing B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell New Energies Holding Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell New Energies NL B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore (Personnel) Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Offshore Upstream South Africa B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell OKLNG Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100

Shell Olie OG Gas Holding B.V. [i]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Oman Exploration and Production B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Holdings (Oman) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Overseas Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
[*] Shell Petroleum N.V. [a]	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Project Development (VIII) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell RDS Holding B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Renewables and Energy Solutions Europe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Holdings B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sakhalin Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Salym Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Sao Tome and Principe B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Services Oman B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Shared Services (Asia) B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell South Syria Exploration B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell TapUp B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell Trademark Management B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Trading Rotterdam B.V.	Weena 505, Rotterdam, 3013 AL	100
Shell Trading Russia B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Albania B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Development B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Indonesia Services B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Upstream Turkey B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
SHELL VENTURES BV	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Ventures Investments B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Western LNG B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy Netherlands B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Shell Windenergy NZW I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Snijders Olie B.V.	Weena 505, Rotterdam, 3013 AL	100
Solar-EP I B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Solar-EP II B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Solar-EW II B.V.	Carel van Bylandtlaan 30, Den Haag, 2596 HP	100
SolarNow B.V.	Zeelandsestraat 1, Millingen aan de Rijn, 6566 DE	23
STICHTING FOR THE HOLDING AND ADMIN OF SHARES UNDER THE RDS EMPLOYEE SHARE PLANS	Herikerbergweg 28, Amsterdam, 1101	100
Syria Shell Petroleum Development B.V. [h]	Carel van Bylandtlaan 30, The Hague, 2596 HR	65
Tamba B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	50
Tankstation Exploitatie Maatschappij Holding B.V.	Weena 505, Rotterdam, 3013 AL	100
The Green Near Future 5 B.V.	Carel van Bylandtlaan 30, The Hague, 2596 HR	100
Travis Road Services International B.V.	Dr. Hub van Doorneweg 183, Tilburg, 5026 RD	34
Tupi B.V.	Weena 762, 9e verdieping, Rotterdam, 3014 DA	23
Waalbrug Exploitatie Maatschappij B.V.	Weena 505, Rotterdam, 3013 AL	100
Zeolyst C.V.	Oosterhorn 36, Farmsum, 9936 HD	50
NEW ZEALAND
Energy Finance NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Energy Holdings Offshore Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell (Petroleum Mining) Company Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Energy Asia Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell Investments NZ Limited	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
Shell New Zealand Pensions Limited	Mercer (N.Z.) Limited, Floor 2, 20 Customhouse Quay, Wellington, 6011	100
Southern Petroleum No Liability	c/o Baker Tilly Staples Rodway Taranaki Limited, 109-113 Powderham Street, P.O. Box 146, New Plymouth, Taranaki, 4340	100
NIGERIA
All on Partnerships for Energy Access Limited by Guarantee	Freeman House, 21/22 Marina, Lagos	100
BG Exploration and Production Nigeria Limited	Freeman House, 21/22 Marina, Lagos	100
BG Upstream A Nigeria Limited	Freeman House, 21/22 Marina, Lagos	100
Delta Business Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Nigeria LNG Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	26
NLNG Shipping Management Limited	Corporate Office, Intels Aba Road Estate, Km16 Aba Expressway, Port Harcourt, 500211	20
Shell Exploration and Production Africa Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Business Operations Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100

Shell Nigeria Closed Pension Fund Administrator Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration and Production Company Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Exploration Properties Charlie Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Gas Ltd (SNG)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Infrastructure Development Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Oil Products Limited (SNOP)	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
SHELL NIGERIA SUPPORT SERVICES LTD	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Ultra Deep Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Nigeria Upstream Ventures Limited	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	100
Shell Thrift & Loan Fund Trustees Nig Ltd	Freeman House, 21/22 Marina, P.M.B. 2418, Lagos	99
The Shell Petroleum Development Company of Nigeria Limited	Shell Industrial Area, P.O. Box 263, Rivers State, Port Harcourt, 500272	100
NORWAY
A/S Norske Shell	Tankvegen 1, Tananger, 4056	100
Aviation Fuelling Services Norway AS	Kristian Augusts Gate 13, Oslo, 0164	50
Enhanced Well Technologies Group AS	Kongsgårdbakken 1, Stavanger, 4005	22
Northern Lights JV DA [d]	Byfjordparken 15, Stavanger, 4007	33
Ormen Lange Eiendom DA	Nyhamna, Aukra, 6480	18
Technology Centre Mongstad DA	Mongstad 71A, Mongstad, 5954	9
OMAN
Oman LNG LLC	P.O. Box 560, Mina Al Fahal, Muscat, 116	30
Petroleum Development Oman LLC	P.O. Box 81, Mina Al Fahal, Muscat, 113	33
Shell Development Oman LLC	Bait Salam, Salam Square, P.O. Box 74, Muscat, P.C. 116	100
Shell Oman Marketing Company SAOG	P.O. Box 38, Mina Al Fahal, Muscat, 116	49
Sohar Solar Qabas (FZC) LLC	P.O. Box 398, Sohar Free Zone, North Al Batinah Governorate, Sohar, 322	100
PAKISTAN
Pak Arab Pipeline Company Limited	Office no 8, Level 3, Ground Floor, Serena Business Complex, Khayaban-e-Suhrdwardy, G-5/1, Islamabad, 44000	20
Pakistan Energy Gateway Limited	E110, Khayaban e Jinnah, Lahore Cantonement, Punjab, Cantonement, 54810	33
Shell Energy Pakistan (Private) Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	100
Shell Pakistan Limited	Shell House, 6 Ch. Khaliquzzaman Road, Karachi, 75530	77
PERU
Shell GNL Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
Shell Operaciones Peru S.A.C.	Calle Dean Valdivia 111, Oficina 802, San Isidro, Lima, Lima 27	100
PHILIPPINES
Bonifacio Gas Corporation	2nd Floor, Bonifacio Technology Center, 31st Street corner 2nd Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	24
Greenlight Renewables Holding Inc	Unit 1, 9TH Floor, ORE Central Tower, 31ST Street Corner 9th Avenue, Bonifacio Global City, Taguig City, Metro Manila, Fort Bonifacio 1634	40
Kamayan Realty Corporation	NDC Bldg., 116 Tordesillas St., Salcedo Village, Makati City, Metro Manila, 1227	22
Pilipinas Shell Petroleum Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	55
Shell Chemicals Philippines, Inc.	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Energy Philippines Inc	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas and Energy Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Shell Gas Trading (Asia Pacific), Inc.	Subic Bay Free Port Zone, Olangapo City, 2200	100
Shell Solar Philippines Corporation	41st Floor, The Finance Center, 26th Street corner 9th Avenue, Bonifacio Global City, Taguig, Metro Manila, 1635	100
Tabangao Realty, Inc.	Unit D 9th Floor Inoza Tower, 40th Street, North Bonifacio, Bonifacio Global City, Taguig, Metro Manila, 1634	40
Tablas Strait Offshore Wind Power Corporation [b]	Level 3B, 111 Paseo de Roxas Bldg., Paseo de Roxas Ave, Legaspi Village, San Lorenzo, Makati City, 0000	39
POLAND
Amber Baltic Wind 1 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 10 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 11 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 2 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 3 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 4 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 5 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 6 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 7 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 8 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Amber Baltic Wind 9 Sp z o.o.	Bitwy Warszawskiej 1920 Roku 7A, Warsaw, 02-366	100
Next Kraftwerke Sp. z o.o.	Astoria, Przeskok 2, Warsaw, 00-032	100
Shell Energy Retail Poland Sp. z o.o.	ul. Pawia 21, Krakow, 31-154	100

Shell Mobility Polska Sp. z o.o.	Ul. Bitwy Warszawskiej 1920r. 7a, Warsaw, 02-366	100
Shell Polska Sp. z o.o.	ul. Bitwy Warszawskiej 1920 r. nr 7A, Warsaw, 02-366	100
PUERTO RICO
Station Managers of Puerto Rico, Inc.	P.O. Box 186, Yabucoa, PR 00767-0186	100
QATAR
Marine LNG Solutions LLC [b]	1st Floor, Al-Mirqab Tower, Doha	50
Qatar Liquefied Gas Company Limited (4)	P.O. Box 22666, Doha	30
Qatar Liquefied Gas Company Limited (6)	QatarEnergy HQ Tower 4, Podium Level, Building No. 4, Street No. 951, Doha, Zone 63	25
Qatar Shell Research & Technology Centre QSTP-LLC	Qatar Science & Technology Park Tech1, Office 101, P.O. Box 3747, Doha	100
Qatar Shell Service Company W.L.L.	Tower 121, 6th Floor, Zone No.66, Street No.100, Building.121, Doha, P.O. Box 3747	100
ROMANIA
Shell Romania S.R.L.	Ing. George Constantinescu Street, no. 4B and 2-4, Building A, Floor 7, office 727, District 2, Bucharest, 20337	100
RUSSIA
Khanty-Mansiysk Petroleum Alliance Closed Joint Stock Company [b]	24 A Yakubovicha ul., Saint Petersburg, 190000	50
Limited Liability Company "Shell Neftegaz Development (V)"	9 Lesnaya street, floor 4, Moscow, 125196	100
LLC Shell NefteGaz Development	9 Lesnaya street, floor 4, Moscow, 125196	100
Syriaga Neftegaz Development LLC	9 Lesnaya street, floor 4, Moscow, 125196	100
SAINT KITTS AND NEVIS
Shell Oil & Gas (Malaysia) LLC	Morning Star Holdings Limited, Main Street, Suite 556, Charlestown	90
SAINT LUCIA
BG Atlantic 2/3 Holdings Limited	Mercury Court, Choc Estate, Castries	100
SAUDI ARABIA
Al Jomaih and Shell Lubricating Oil Co.Ltd.	P.O. Box 41467, Riyadh, 11521	50
Shell Global Solutions Saudi Arabia LLC	P.O. Box 16996, Riyadh, 11474	100
SINGAPORE
Best Petrol and Diesel Supply Pte. Ltd. [d]	5 Benoi Place, #02, Singapore, 629926	45
BG Asia Pacific Holdings Pte. Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG Asia Pacific Services Pte. Ltd.	8 Marina View, #11-03, Asia Square Tower 1, Singapore, 18960	100
BG Exploration & Production Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
BG INSURANCE COMPANY (SINGAPORE) PTE. LTD.	10 Collyer Quay, #10-01, Ocean Financial Centre, Singapore, 49315	100
BG Myanmar Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Changi Airport Fuel Hydrant Installation Pte. Ltd.	15, Airline Road, Singapore, 819828	11
Cleantech Renewable Assets Pte Ltd	25 Church Street, 03-04 Capital Square three, Singapore, 049482	49
Connected Freight Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	78
EcoOils Limited	54 Chulia Street, 49-01 OCBC Centre, OCBC Centre, 04951	100
Fuelng Pte. Ltd [b]	50 Gul Road, Singapore, 629351	50
Infineum Singapore LLP	1 Harbourfront Avenue, #08-01/08, Keppel Bay Tower, Singapore, 098632	50
LRDTECH PTE LTD	100 Peck Seah Street, #10-18 Ps100, Singapore, 079333	—
Orb Energy Pte Ltd.	50 Raffles Place #06-00, Singapore Land Tower, Singapore, 048623	24
QPI and Shell Petrochemicals (Singapore) Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	51
Shell Catalysts & Technologies Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Chemicals Seraya Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Petroleum (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Eastern Trading (Pte) Ltd [g]	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Gas Marketing Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Integrated Gas Thailand Pte.Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell International Shipping Services (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Myanmar Energy Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Pulau Moa Pte Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Tankers (Singapore) Private Limited	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Shell Treasury Centre East (Pte) Ltd	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	100
Singapore Lube Park Pte. Ltd. [b]	160 Tuas South Avenue 5, Singapore, 637364	44
Sirius Well Manufacturing Services Pte. Ltd.	The Metropolis Tower 1, 9 North Buona Vista Drive, #07-01, Singapore, 138588	50
Zeco Systems Pte. Ltd.	1 Commonwealth Lane, #09-30, One Commonwealth, Singapore, 149544	99
SLOVAKIA
SHELL Slovakia s.r.o.	Einsteinova 23, Bratislava, 851 01	100
SLOVENIA
Shell Adria d.o.o.	Bravnicarjeva ulica 13, Ljubljana, 1000	100
SOUTH AFRICA
Bituguard Southern Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	36
Blendcor (Pty) Ltd. [b]	Honshu Road, Durban, 4001	36

Sekelo Oil Trading (Pty) Limited	1st Floor Oxford Parks, 199 Oxford Road, Dunkeld, Gauteng, 2196	43
Shell & BP South African Petroleum Refineries (Pty) Limited [b]	Reunion, Durban, 4001	36
Shell Downstream South Africa (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	72
Shell Global Customer Services Centre Cape Town (Pty) Ltd	10 Rua Vasco de Gama, Foreshore, Cape Town, 8000	100
Shell South Africa Energy (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Exploration (Pty) Limited	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
Shell South Africa Holdings (Pty) Ltd	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	100
STISA (Pty) Limited	Twickenham, The Campus, 57 Sloan Street, Epsom Downs, Bryanston, 2021	72
SOUTH KOREA
Hankook Shell Oil Company	No. 250, Sinsun-ro, Nam-gu, Busan, 48561	54
Hyundai and Shell Base Oil Co., Ltd	640-6, Daejuk-ri, Daesan-eup, Seosan-shi, Chungchongnam-do, 356-713	40
Korea Impact Carbon Corporation	#704-3, Tower B.Hyundai Knowledge Industrial Center, 70 Dusan-ro, Geumcheon-gu, Seoul, 08584	40
MunmuBaram Co.,Ltd.	Unit 210, 164, Jangchun-ro, Jung-gu, Ulsan, 44530	80
Shell Renewables Korea Co., Ltd.	7FL., Chongkundang Building, 8, Choongjeong-ro, Seoul, 3742	100
SPAIN
BG ENERGY IBERIAN HOLDINGS S.L.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
EXAENERGIA S.L.U.	C/ Claudio Guerin, Sevilla, 41005	100
Shell & Disa Aviation España, S.L.	Rio Bullaque, 2, Madrid, 28034	50
Shell Desarrollo 1 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 10 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 11 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 12 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 14 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 2 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 3 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 4 S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 5, S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell Desarrollo 7, S.L.	2 Floor 18 Torre Sevilla, Plaza Alcalde Sanchez Monteseirin, Sevilla, 41092	100
Shell España, S.A.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
Shell Spain LNG, S.A.U.	Paseo de la Castellana, 257-6º, Madrid, 28046	100
SONNEN IBÉRICA, S.L.	Avenida de Girona 2, Girona, Olot, 17800	100
SWEDEN
A Flygbränslehantering Aktiebolag	P.O. Box 135, Stockholm-Arlanda, 190 46	25
BG International Services AB	Deloitte, P.O. Box 450, Östersund, 831 26	100
Gothenburg Fuelling Company AB	P.O. Box 2154, Gothenburg, 438 14	33
Malmö Fuelling Services AB	Sturup Flygplats, P.O. Box 22, Malmö, 230 32	33
Shell Aviation Sweden AB	Vasagatan 28, Stockholm, 111 20	100
Stockholm Fuelling Services AB	P.O. Box 85, Stockholm-Arlanda, 190 45	25
SWITZERLAND
Saraco SA	Route de Pré-Bois 17, Cointrin, 1216	20
Shell (Switzerland) AG	Baarermatte, Baar, 6340	100
Shell Brands International AG	Baarermatte, Baar, 6340	100
Shell Holdings Switzerland AG	Baarermatte, Baar, 6340	100
Shell Lubricants Switzerland AG	Steigerhubelstrasse 8, Bern, 3008	100
Shell Trading Switzerland AG	Baarermatte, Baar, 6340	100
SOGEP Sociéte Genevoise des Pétroles SA	Route de Vernier 132, Vernier, 1214	34
Solen Versicherungen AG	Baarermatte, Baar, 6340	100
Stazioni Autostradali Bellinzona SA	Autostrada A2 (direzione Gottardo), Hotel Bellinzona Sud, Monte Carasso, 6513	50
Suisse Next GmbH	Bahnhofstr. 10, Zurich, 8001	100
UBAG - Unterflurbetankungsanlage Flughafen Zürich AG	Zwüscheteich, Rümlang, 8153	20
SYRIA
Al Badiah Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	22
Al Furat Petroleum Company	Damascus New Sham Western Dummar, Island No. 1 - Property 2299, P.O. Box 7660, Damascus	20
TAIWAN
CPC Shell Lubricants Co. Ltd	No. 2, Tso-Nan Road, Nan-Tze District, P.O. Box 25-30, Kaohsiung, 811	51
Shell Taiwan Limited	International Trade Building, Room 2001, 20th Floor, 333, Keelung Road Section 1, Taipei, 110	100
TANZANIA
Fahari Gas Marketing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Mzalendo Gas Processing Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Ruvuma Pipeline Company Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	53
Shell Tanzania Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	100
Tanzania LNG Limited	1st Floor Kilwa House, Plot 369, Toure Drive, Oyster Bay, P.O. Box 105833, Dar es Salaam	100

THAILAND
Pattanadhorn Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Sahapanichkijphun Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
Shell Global Solutions (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Shell Global Solutions Holdings (Thailand) Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Shell Global Solutions Service (Thailand) Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	100
Thai Energy Company Limited	90 Cyberworld Tower A, Room A 2401, 24th Floor, Ratchadapisek Road Kwaeng Huaykwang, Khet Huay Kwang, Bangkok, 10110	100
Unitas Company Limited	10 Soonthornkosa Road, Klongtoey, Bangkok, 10110	42
TRINIDAD AND TOBAGO
Point Fortin LNG Exports Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	81
Shell Gas Supply Trinidad Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell LNG T&T Ltd	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Manatee Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
SHELL RENEWABLES CARIBBEAN LIMITED	Avenida Brigadeiro Faria Lima, Port Of Spain, Trinidad	100
Shell T&T Investments Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Central Block Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
Shell Trinidad Ltd	Shell Energy House, 5 St. Clair Avenue, Port of Spain	100
Shell Trinidad North Coast Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
The International School of Port of Spain Limited	1 International Drive, Westmoorings	25
TRINLING Limited	5 Saint Clair Avenue, Saint Clair, Port of Spain	100
TUNISIA
Amilcar Petroleum Operations S.A.	Immeuble Mezghenni, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053 - BP 36	50
Shell Tunisia LPG S.A.	Immeuble Le Tanit du Lac, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
Tunisian Processing S.A.	Immeuble Le Tanit du Lac, Rue du Lac Windermere, Les Berges du Lac, Tunis, 1053	100
TURKEY
Ambarli Depolama Hizmetleri Ltd. Sti.	Yakuplu Mah. Gencosman Cad. No:7, Beylikduzu, Istanbul, 34524	35
Cekisan Depolama Hizmetleri Ltd. Sti.	Liman Mahallesi 60. Sokak No. 25, Konyaalti, Antalya, 07070	46
Marmara Depoculuk Hizmetleri A.S.	Sultankoy Mahallesi Maltepe Sokak No:66, Marmara Ereglisi, Tekirdag, 59750	35
Samsun Akaryakit VE Depolama A.S.	Dilovasi Organize Sanayi Bolgesi 1.Kisim, 1004 Sokak No:10, Dilovasi, Kocaeli	35
Shell & Turcas Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
Shell Enerji A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	100
Shell Petrol A.S.	Gulbahar Mah.Salih Tozan Sok., Karamancilar Is Merkezi B Blok No:18, Esentepe, Sisli, Istanbul, 34394	70
UKRAINE
Alliance Holding LLC [d]	M. Hrinchenko, 4, Kiev, 03038	51
Invest-Region LLC [d]	M. Hrinchenko, 4, Kiev, 03038	51
Shell Energy Ukraine LLC	100 Chervonoarmiyska Str, 8th Floor, Kyiv, 03150	100
Shell Oil Products Ukraine [c]	Mykoly Grinchenka str, 4B, Kiev, 03038	100
UNITED ARAB EMIRATES
Abu Dhabi Gas Industries Limited (GASCO)	P.O. Box 665, Abu Dhabi	15
Emdad Aviation Fuel Storage FZCO	Emdad Aviation Fuel Storage FZCO, P.O. Box 261781, Jebel Ali, Dubai	33
Shell International Trading Middle East Limited FZE	JAFZA Building #LB10, POBox 16968, Jebel Ali Free Zone, Dubai, 0000	100
UK
Applied Blockchain Ltd	Level 39, One Canada Square, London, E14 5AB	22
Autogas Limited	Athena House, Athena Drive, Tachbrook Park, Warwick, CV34 6RL	50
BG CENTRAL HOLDINGS LIMITED	Shell Centre, London, SE1 7NA	100
BG Cyprus Limited	Shell Centre, London, SE1 7NA	100
BG Delta Limited	Shell Centre, London, SE1 7NA	100
BG Employee Shares Trustees Limited	30 Finsbury Square, London, EC2A 1AG	100
BG Energy Capital Plc	Shell Centre, London, SE1 7NA	100
BG Energy Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Energy Marketing Limited	Shell Centre, London, SE1 7NA	100
BG Equatorial Guinea Limited	Shell Centre, London, SE1 7NA	100
BG Gas Services Limited	Shell Centre, London, SE1 7NA	100
BG General Holdings Limited	Shell Centre, London, SE1 7NA	100
BG General Partner Limited	7 Exchange Crescent, Conference Square, Edinburgh, EH3 8AN	100
BG Global Employee Resources Limited	10 Fleet Place, London, EC4M 7RB	100
BG Great Britain Limited	Shell Centre, London, SE1 7NA	100
BG Group Employee Shares Trustees Limited	30 Finsbury Square, London, EC2A 1AG	100
BG GROUP LIMITED	Shell Centre, London, SE1 7NA	100
BG Group Pension Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Group Trustees Limited	Shell Centre, London, SE1 7NA	100
BG Intellectual Property Limited	Shell Centre, London, SE1 7NA	100

BG International Limited	Shell Centre, London, SE1 7NA	100
BG Karachaganak Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10A Limited	Shell Centre, London, SE1 7NA	100
BG Kenya L10B Limited	Shell Centre, London, SE1 7NA	100
BG LNG Investments Limited	Shell Centre, London, SE1 7NA	100
BG Mongolia Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Netherlands	30 Finsbury Square, London, EC2A 1AG	100
BG Netherlands Financing Unlimited	Shell Centre, London, SE1 7NA	100
BG Norge Limited	30 Finsbury Square, London, EC2A 1AG	100
BG North Sea Holdings Limited	Shell Centre, London, SE1 7NA	100
BG OKLNG Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Overseas Investments Limited	30 Finsbury Square, London, EC2A 1AG	100
BG Overseas Limited	Shell Centre, London, SE1 7NA	100
BG Rosetta Limited	Shell Centre, London, SE1 7NA	100
BG South East Asia Limited	Shell Centre, London, SE1 7NA	100
BG Subsea Well Project Limited	Shell Centre, London, SE1 7NA	100
BG Tanzania Holdings Limited	Shell Centre, London, SE1 7NA	100
BG Trinidad LNG Limited	Shell Centre, London, SE1 7NA	100
BG UK Holdings Limited	Shell Centre, London, SE1 7NA	100
Brazil Shipping I Limited	Shell Centre, London, SE1 7NA	100
British Pipeline Agency Limited	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	50
B-Snug Limited	Shell Centre, London, SE1 7NA	100
CAMPIONWIND LIMITED [b]	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	50
Corallian Energy Limited	8 Devonshire Square, London, EC2M 4PL	100
CRI Catalyst Company Europe Limited	Shell Centre, London, SE1 7NA	100
CSE23 Limited	8 Devonshire Square, London, EC2M 4PL	100
Derivatives Trading Atlantic Limited	Shell Centre, London, SE1 7NA	100
Dragon LNG Group Limited [b]	Main Road, Waterston, Milford Haven, Pembrokeshire, SA73 1DR	50
Eastham Refinery Limited [b]	Shell Centre, London, SE1 7NA	50
Enterprise Oil Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Middle East Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Norge Limited	Shell Centre, London, SE1 7NA	100
Enterprise Oil Operations Limited	15 Canada Square, London, E14 5GL	100
Enterprise Oil U.K. Limited	Shell Centre, London, SE1 7NA	100
First Telecommunications Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
First Utility Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Gainrace Limited	Shell Centre, London, SE1 7NA	100
Gatwick Airport Storage and Hydrant Company Limited	One Bartholomew Close, London, EC1A 7BL	13
Glossop Limited	Shell Centre, London, SE1 7NA	100
GOGB Limited	Shell Centre, London, SE1 7NA	100
Heathrow Airport Fuel Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	14
Heathrow Hydrant Operating Company Limited	Building 1204, Sandringham Road, Heathrow Airport, Hounslow, Middlesex, TW6 3SH	10
Impello Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Infineum International Limited	PO Box 1, Milton Hill, Abingdon, Oxfordshire, OX13 6BB	50
Kite Power Systems Limited	Johnston Carmichael Office, G08 (Ground Floor) Birchin Court, 20 Birchin Lane, London, EC3V9DU	34
Limejump Energy Limited	Unit 2.13, Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Intermediate 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Ltd	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 1 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 10 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 11 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 12 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 13 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 14 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 15 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 2 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 3 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 4 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 5 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 6 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 7 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100

Limejump Virtual 8 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Limejump Virtual 9 Limited	Canterbury Court, Kennington Park, 1-3 Brixton Road, London, SW9 6DE	100
Machine Max Limited	Shell Centre, London, SE1 7NA	100
Manchester Airport Storage and Hydrant Company Limited	One Bartholomew Close, London, EC1A 7BL	25
MARRAMWIND LIMITED [b]	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ	50
Meteor Lead Limited	10 Fleet Place, London, EC4M 7QS	100
Methane Services Limited	Shell Centre, London, SE1 7NA	100
Murphy Schiehallion Limited	Shell Centre, London, SE1 7NA	100
Private Oil Holdings Oman Limited	Shell Centre, London, SE1 7NA	85
Sabah Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Limited	Shell Centre, London, SE1 7NA	100
Saxon Oil Miller Limited	Shell Centre, London, SE1 7NA	100
SELAP LIMITED	Shell Centre, London, SE1 7NA	100
SHELL AIRCRAFT LIMITED	Shell Centre, London, SE1 7NA	100
Shell Aviation Limited	Shell Centre, London, SE1 7NA	100
Shell Business Development Middle East Limited	Shell Centre, London, SE1 7NA	100
Shell Caribbean Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Catalysts & Technologies Limited	Shell Centre, London, SE1 7NA	100
Shell Chemical Company of Eastern Africa Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals Limited	Shell Centre, London, SE1 7NA	100
Shell Chemicals (Hellas) Limited	30 Finsbury Square, London, EC2A 1AG	100
Shell Chemicals U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell China Exploration and Production Company Limited	Shell Centre, London, SE1 7NA	100
Shell Clair UK Limited	Shell Centre, London, SE1 7NA	100
Shell Club Corringham Limited	Shell Centre, London, SE1 7NA	100
SHELL COMPANY (HELLAS) LIMITED	Shell Centre, London, SE1 7NA	100
Shell Company (Pacific Islands) Limited	Shell Centre, London, SE1 7NA	100
SHELL COMPANY OF TURKEY LIMITED (THE)	Shell Centre, London, SE1 7NA	100
Shell Corporate Director Limited	Shell Centre, London, SE1 7NA	100
Shell Corporate Secretary Limited	Shell Centre, London, SE1 7NA	100
Shell Distributor (Holdings) Limited	Shell Centre, London, SE1 7NA	100
Shell Employee Benefits Trustee Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Europe Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Investments Limited	Shell Centre, London, SE1 7NA	100
Shell Energy Retail Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
SHELL ENERGY SUPPLY UK LTD	Shell Centre, London, SE1 7NA	100
Shell Energy UK Limited	Shell Energy House, Westwood Business Park, Westwood Way, Coventry, CV4 8HS	100
Shell EP Offshore Ventures Limited	Shell Centre, London, SE1 7NA	100
Shell EV Charging Solutions UK Limited	3 Waterhouse Square, 138 - 142 Holborn, London, EC1N 2SW	100
Shell Exploration and Production Tanzania Limited	Shell Centre, London, SE1 7NA	100
Shell Finance GB Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Holdings (Malaysia) Limited	Shell Centre, London, SE1 7NA	100
Shell Gas Marketing U.K Limited	Shell Centre, London, SE1 7NA	100
Shell Global LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Group Limited	Shell Centre, York Road, London, SE1 7NA	100
Shell Hasdrubal Limited	Shell Centre, London, SE1 7NA	100
Shell Holdings (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Information Technology International Limited	Shell Centre, London, SE1 7NA	100
Shell International Gas Limited	Shell Centre, London, SE1 7NA	100
Shell International Limited	Shell Centre, London, SE1 7NA	100
Shell International Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
Shell International Trading and Shipping Company Limited	Shell Centre, London, SE1 7NA	100
Shell Malaysia Limited	Shell Centre, London, SE1 7NA	100
Shell Marine Products Limited	Shell Centre, London, SE1 7NA	100
SHELL MEX AND B.P. LIMITED	Shell Centre, London, SE1 7NA	60
Shell New Energies Holding Limited	Shell Centre, London, SE1 7NA	100
Shell New Energies UK Ltd	Shell Centre, London, SE1 7NA	100
Shell Overseas Holdings Limited	Shell Centre, London, SE1 7NA	100
Shell Overseas Services Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SIPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (SOCPF) Limited	Shell Centre, London, SE1 7NA	100
Shell Pension Reserve Company (UK) Limited	Shell Centre, London, SE1 7NA	100

Shell Pensions Trust Limited	Shell Centre, London, SE1 7NA	100
Shell Property Company Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Holdings Limited [g]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 1 Limited [g]	Shell Centre, London, SE1 7NA	100
Shell QGC Midstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 1 Limited	Shell Centre, London, SE1 7NA	100
Shell QGC Upstream 2 Limited	Shell Centre, London, SE1 7NA	100
Shell Research Limited	Shell Centre, London, SE1 7NA	100
Shell Response Limited	Shell Centre, London, SE1 7NA	100
Shell South Asia LNG Limited	Shell Centre, London, SE1 7NA	100
Shell Supplementary Pension Plan Trustees Limited	Shell Centre, London, SE1 7NA	100
Shell Tankers (U.K.) Limited	Shell Centre, London, SE1 7NA	100
Shell Trading International Limited	Shell Centre, London, SE1 7NA	100
[*] Shell Treasury Centre Limited	Shell Centre, London, SE1 7NA	100
[*] Shell Treasury Dollar Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury Euro Company Limited	Shell Centre, London, SE1 7NA	100
Shell Treasury UK Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad 5(A) Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad and Tobago Limited	Shell Centre, London, SE1 7NA	100
Shell Trinidad Block E Limited	Shell Centre, London, SE1 7NA	100
Shell Trustee Solutions Limited	1 Altens Farm Road, Nigg, Aberdeen, AB12 3FY	100
Shell Tunisia Upstream Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. North Atlantic Limited	Shell Centre, London, SE1 7NA	100
Shell U.K. Oil Products Limited	Shell Centre, London, SE1 7NA	100
Shell Upstream Overseas Services (I) Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures New Zealand Limited	Shell Centre, London, SE1 7NA	100
Shell Ventures U.K. Limited	Shell Centre, London, SE1 7NA	100
SM Realisations Limited	Shell Centre, London, SE1 7NA	60
Stansted Fuelling Company Limited	44-46 Old Steine, Brighton, BN1 1NH	14
Steama Company Limited	Pannone Corporate LLP, 378-380 Deansgate, Castlefield, Manchester, M3 4LY	33
STOEL Limited	Shell Centre, London, SE1 7NA	100
STT (Das Beneficiary) Limited [a]	Shell Centre, London, SE1 7NA	100
Synthetic Chemicals (Northern) Limited	Shell Centre, London, SE1 7NA	100
Telegraph Service Stations Limited	Shell Centre, London, SE1 7NA	100
The Anglo-Saxon Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Asiatic Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
The Consolidated Petroleum Company Limited	Shell Centre, London, SE1 7NA	50
The Mexican Eagle Oil Company Limited	Shell Centre, London, SE1 7NA	100
The Shell Company (W.I.) Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Hong Kong Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of India Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Nigeria Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of Thailand Limited	Shell Centre, London, SE1 7NA	100
The Shell Company of The Philippines Limited	Shell Centre, London, SE1 7NA	75
The Shell Marketing Company of Borneo Limited	Shell Centre, London, SE1 7NA	100
[*] The Shell Petroleum Company Limited	Shell Centre, London, SE1 7NA	100
[*] The Shell Transport and Trading Company Limited	Shell Centre, London, SE1 7NA	100
Thermocomfort Limited	Shell Centre, London, SE1 7NA	100
Ubitricity Distributed Energy Systems UK Limited	16 Great Queen Street, Covent Garden, London, WC2B 5AH	100
UK Shell Pension Plan Trust Limited	Shell Centre, London, SE1 7NA	100
United Kingdom Oil Pipelines Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	48
Walton-Gatwick Pipeline Company Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	52
West London Pipeline and Storage Limited [b]	5-7 Alexandra Road, Hemel Hempstead, Hertfordshire, HP2 5BS	38
USA
ACADIAN SUN ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Adams Creek Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
ADMIRAL BLVD LAND GROUP, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Aera Energy LLC [b]	10000 Ming Avenue, Bakersfield, CA 93311	52
Aera Energy Services Company	10000 Ming Avenue, Bakersfield, CA 93311	50
Airbiquity Inc.	1191 2nd Avenue, Suite 1900, Seattle, WA 98101-2993	20
Amberjack Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	63

ANABRANCH ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Arizona A1 LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
ATHENS CREEK ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Atlantic 1 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	46
Atlantic 2/3 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	58
Atlantic 4 Holdings LLC [c]	RL & F Service Corp, 920 N King St Floor 2, New Castle, Wilmington, DE 19801	51
Atlantic Shores Offshore Wind, LLC [c]	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	50
Au Energy, LLC	41805 Albrae Street, Fremont, CA 94538	50
Austin Parkway Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Baconton Power LLC [c]	2237 Hatcher Hill Road, Baconton, GA 31716	35
Bankson Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
BELL BRANCH SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Bengal Pipeline Company LLC	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	58
Between The Rows, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
BG Brasilia, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Energy Merchants, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG Gulf Coast LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Services, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG LNG Trading, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG North America, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
BG US Services, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Black Hawk Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Blackjack Plains Solar Project, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
BLACKS CREEK ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Bluegrass Plains Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Bluware Headwave Ventures Inc.	16285 Park Ten Place, Suit 300, Houston, TX 77084	20
Bogalusa West Pv i, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Brazos Wind Ventures, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Bronx Shores Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Buchanan County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
BUFFALO GRASS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Buffalo Meadow Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Caesar Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	15
Calhoun County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
California Western Grid Development, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CALLOWAY ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
CANADIAN COUNTY SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Cane Flats Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
CASS COUNTY SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
CATTLE STAR ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Centennial Sky Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Centerville Pike Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Chimney Hill Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Choctaw County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Choctaw Fields Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
CLEAR MOUNTAIN ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Colbea Enterprises, LLC	2050 Plainfield Pike, Cranston, RI 02921	50
Colonial Pipeline Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	16
Concha Chemical Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Crab Run Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Crane Brook Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
CRAY FIELDS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Crestwood Permian Basin LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
CRI Sales and Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
CRI Zeolites Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Cumberland Road North Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Cumberland Road South Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Cumulus Digital Systems, Inc.	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	30
D.Light Design Inc.	2100 Geng Road, Suite 210, Santa Clara, Palo Alto, CA 94303	34
DAKOTA PRAIRIE ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Dale County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Diamond Energy. LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50

Dillon Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Distributed Generation Solutions LLC	2441 High Timbers Drive, Suite 220, The Woodlands, TX 77380	33
Dove Run Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
East Setauket Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Eleox LLC [c]	850 New Burton Road, Suite 201, Dover, Delaware, DE 19904	17
Elkhart County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Ellwood Land Holdings, LLC (f/k/a Rilette Springs, LLC) [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
EMERGENT VALLEY SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Endymion Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	10
Energy Pastures Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Enterprise Oil North America Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
EPP LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
Equilon Enterprises LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
ERM Business Energy LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Escambia County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Explorer Pipeline Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	39
Fairborn Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
FALKIRK FIELDS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Farnham Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Fentress Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Five Oaks Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Flickertail Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
FOGHORN ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Free State Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Gaviota Terminal Company [d]	150 N. Dairy Ashford, Houston, TX 77079	20
Gold Harvest Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
GOLDEN SPIRIT ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Goose Creek Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
GOOSE QUILL ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Great River Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Gsd Farming Co. LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Gunlock Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Hancock County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Haycraft Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Headland-Wiregrass Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Herman Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
HERRINGTON SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
High Oasis II Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Hill Tucker Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Holbrook Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Holtsville Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Huckleberry Line Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Husk Power Systems, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	30
Hyder PVS LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Infineum USA Inc	1900 East Linden Avenue, Linden, NJ 07036	50
Infineum USA L.P. [f]	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808	50
Inspire Digital Services California, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Inspire Digital Services PJM, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Inspire Digital Services USA, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Inspire Energy Capital, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Inspire Energy Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Inspire Energy Technologies, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Irwin Solar I, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Jiffy Lube International, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
K RIVER ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Kcr Rto Da, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Keller Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Kidman Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Kings Fork Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Kiowa County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
KLAMATH FALLS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Lake County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100

Lawrence County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Levy Solar I, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
LOCAP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	41
Longnecker Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
LOOP LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	46
LOPEZ CANYON ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Macon County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Macon Parkway Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Madison County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Madison Fields Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Manor River Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Maple Power Holdings LLC [b]	Bechtel Enterprises, 12011 Sunset Hills Road, Reston, VA 20190	68
Maple Pv I, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Marion County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Marquette County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mars Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	72
MARTHA FIELDS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Martin County II Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Martin County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mattox Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	79
May Valley Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mayflower Wind Energy LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
Mchenry County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mercer County II Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mercer County III Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mercer County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
MICHAELS CREEK ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mid-Atlantic Offshore Development, LLC [c]	15445 Innovation Drive, San Diego,CA, 92128	50
MIDLAND VALLEY SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Midland-Wiregrass Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
MP2 Energy LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Energy NE LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Energy NY LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Energy Retail Holdings LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Energy Texas LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Generation LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
MP2 Mesquite Creek Wind LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
Mpower2 LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
Muscatine County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Muskegon Green Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Mustang Country Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
NEW MOON ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Nicholas County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Noble Assurance Company	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201-3136	100
North Seneca Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Oak Ridge Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Oak Run Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Odyssey Pipeline L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	71
Orangeburg County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Orangeburg South Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Orangeburg West Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
ORYX CASPIAN PIPELINE L.L.C. [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
OZARK PRAIRIE ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Pacwest Energy, LLC.	3450 E. Commercial Ct., Meridian, ID 83642	50
Page Street Development, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Painted Rock Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Payne County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Pecten Arabian Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Brazil Exploration Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Midstream LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Orient Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Orient Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

Pecten Producing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Trading Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Victoria Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pecten Yemen Masila Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State International Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Pennzoil-Quaker State Nominee Company	CT Corporation System, 701 S. Carson Street, Suite 200, Carson City, NV 89701	100
Peru LNG Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	20
Pike County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Pine Flats Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
PLANO SKIES ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Port Jefferson Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Portage County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Poseidon Oil Pipeline Company, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	36
Positive Energies, LLC [c]	CT Corporation System, 7700 E Arapahoe Rd, Ste 220, Centennial, CO 80112-1268	100
Power Limited Partnership [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
POWERS BUTTE ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
PR Microgrids LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Prairie Canyon Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
PRAIRIE NOON ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Premium Velocity Auto LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Proteus Oil Pipeline Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	10
Pulse Power, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Qmb 1 Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Qmb 2 Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Quaker State Investment Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Quantico Energy Solutions, Inc.	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	38
Queen Flats Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Quogue Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Randolph County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
RANEGRAS PLAINS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Rayos Del Sol II Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
RDK Ventures, LLC	4080 West Jonathan Moore Pike, Columbus, IN 47201	50
Red Clover Solar Project, LLC [c]	C/ Claudio Guerin, Kansas, MO/64106	100
RED CYPRESS ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
RIVER DUNE ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
RK Caspian Shipping Company, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
ROLLING BLUFF ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
S T Exchange, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SAGE MEADOW ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sand Dollar Pipeline LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SARAH LAKE SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Saratoga Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Savion Chesapeake Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Savion Construction Management, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Savion LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Savion Solar Equipment, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
SCOGI GP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Setauket Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Shell & Whitmore Reliability Solutions, LLC [c]	930 Whitmore Drive, Rockwall, 75087	50
Shell (US) Gas & Power M&T Holdings, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell California Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Americas LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts & Technologies US LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Catalysts Ventures Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical Appalachia LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemical LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Chemicals Arabia L.L.C. [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Communications, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100

Shell Deepwater Royalties Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Downstream Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Holding GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy North America (US), L.P. [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Energy Resources Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Enterprises LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell EP Holdings Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Expatriate Employment US Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration & Production Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Exploration Company Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Frontier Oil & Gas Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gas Gathering Corp. #2	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Global Solutions (US) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell GOM Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Gulf of Mexico Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Information Technology International Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell International Exploration and Production Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Lake Charles Operations, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Leasing Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Legacy Holdings LLC	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Shell Marine Products (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream LP Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Operating LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Partners GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Midstream Partners, L.P.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell MS Fuel Card, LLC [c]	CT Corporation System, 1200 South Pine Island Road, Plantation, 33324	100
Shell NA Gas & Power Holding Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell NA LNG LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell New Energies US LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell North America Gas & Power Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore and Chemical Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Offshore Response Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Company Investments Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Oil Products Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SHELL ONSHORE VENTURES LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
[*] Shell Petroleum Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SPG Energy Group LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Shell Pipeline Company LP [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Pipeline GP LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Retail and Convenience Operations LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell RSC Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Thailand E&P Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trademark Management Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading (US) Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading North America Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Risk Management, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Trading Services Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Transportation Holdings LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Treasury Center (West) Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US E&P Investments LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Gas & Power LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US Hosting Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell US LNG, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
[*] Shell USA, Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell Ventures LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Shell WindEnergy Services Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sherburne County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sheridan Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Ship Shoal Pipeline Company LLC [d]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	43

Silicon Ranch Corporation	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	44
SOI Finance Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sonnen Inc	2048 Weems Road, Bldg C, Tucker, GA 30084	100
SOPC Holdings East LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC Holdings West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
SOPC SOUTHEAST INC. (F/K/A MOTIVA COMPANY)	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Source Operations Group LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
Source Power & Gas LLC [c]	C T Corporation System, 1999 Bryan Street, Suite 900, Dallas, TX 75201	100
SOUTH HILL SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
South Suffolk Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Southern Plains Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
St. Clair County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Stamp Bainbridge Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Stamp Hilltop Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Steel Branch Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
STEEL RAIL ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
STILLY WAY ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Stony Landing Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Stony Run Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
STRAWBERRY ACRES ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Studio X LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Sturgeon Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Su Ranch Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Suffolk County Energy Storage II, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Suffolk County Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sugar Harvest Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sugar Tree Solar Project, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
Sun Cactus Solar Project, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
Sun Park Solar, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sunflower Sky Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sunflower Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
SUNSET PRAIRIE SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Superior Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sutherland Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Sweeney Run Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
SWEET VALLEY ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
SWEPI LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral GP, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Coral Holding, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Tejas Power Generation, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Texas Petroleum Group LLC	11111 Wilcrest Green, Suite 100, Houston, TX 77042	100
Texas-New Mexico Pipe Line Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
TFH Reliability Group, LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
The Bootheel Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
The Panhandle Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
The Valley Camp Coal Company	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Thibodaux Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Three Wind Holdings, LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	50
TMR Company LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
TONTOGANY PLAINS SOLAR PROJECT, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Tri Star Energy LLC	1740 Ed Temple Blvd, Nashville, TN 37208	33
Tri-State II Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Tri-State Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Triton Diagnostics Inc.	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton Terminaling LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
Triton West LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
True North Energy LLC	10346 Brecksville Rd, Brecksville, OH 44141	50
TWENTY-SIX MILE ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
URSA Oil Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	45
Walworth County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Washington Vines Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
West Babylon Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100

West Shore Pipe Line Company	Corporation Service Company, 251 Little Falls Drive, Wilmington, DE 19808	19
White Moon Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Wild Peach Solar Project, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
WILD PLUM ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Wild Rose Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Wildwood Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Wolfe County Solar Project, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Yaphank Energy Storage, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
YELLOW FEATHER ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
YELLOW ROSEBUSH ENERGY CENTER, LLC [c]	422 Admiral Blvd, Kansas, MO 64106	100
Zeco Holdings, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeco Systems, Inc.	1013 Centre Road, County of New Castle, Delaware, Wilmington, DE 19805	100
Zeolyst International	3333 Hwy 6 South, Houston, TX 77082	50
Zydeco Pipeline Company LLC [c]	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801	100
URUGUAY
BG (Uruguay) S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	100
Dinarel S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	50
Gasoducto Cruz del Sur S.A.	La Cumparsita, 1373 4th Floor, Montevideo, 11200	40
VANUATU
Savannah Oaks Solar Project, LLC	422 Admiral Blvd, Kansas City, MO 64106	100
VENEZUELA
Shell Venezuela Productos, C.A.	Avenida Orinoco, Edifico Centro Empresarial, Premium Piso 2 Oficina 2-B, Urbanización Las Mercedes, Caracas, 1060	100
Shell Venezuela, S.A.	Avenida Orinoco, Edifico Centro Empresarial, Premium Piso 2 Oficinas 2-A y 2-B, Urbanización Las Mercedes, Caracas, 1060	100
Sucre Gas, S.A.	Avenida Leonardo Da Vinci, Edificio PDV Servicios, Caracas, Distrito Capital	30
VIETNAM
Shell Vietnam Ltd	Go Dau Industrial Zone, Phuoc Thai Commune, Long Thanh District, Dong Nai Province	100
ZAMBIA
Shell Zambia Limited	7th Floor,National Savings & Credit Bank Building,North End,Cairo Road,Lusaka	72
ZIMBABWE
Central African Petroleum Refineries (Private) Limited	Block 1, Tendeseka Office Park, CNR Samora Machel Avenue, Renfrew Road, Harare	21